UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2013

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	011-12291	54-11263725
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

and Item 8.01 Other Events.

On December 18, 2013, The AES Corporation (the “Company”) closed its previously announced repurchase of 20,000,000 shares of the Company’s common stock from Terrific Investment Corporation (the “Selling Stockholder”), a subsidiary controlled by China Investment Corporation, at a price per share of $12.912, for an aggregate purchase price of $258,240,000.

In addition, the Company announced the closing of the previously announced underwritten secondary public offering (the “Offering”) of 46,000,000 shares (the “Offered Shares”) of the Company’s common stock by the Selling Stockholder at a price of $13.45 per share. The Offered Shares include the full exercise of the Underwriters’ (as defined below) option to purchase up to 6,000,000 additional shares of the Company’s common stock to cover over-allotments, which option was exercised in full by the Underwriters on December 13, 2013. The Company will not receive any proceeds from the sale of the Offered Shares in the Offering.

The Offered Shares were sold under an underwriting agreement (the “Underwriting Agreement”) entered into by the Company with the Selling Stockholder and Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Selling Stockholder agreed to sell to the Underwriters and the Underwriters agreed to purchase, severally and not jointly, from the Selling Stockholder, the Offered Shares.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A copy of the Underwriting Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the Selling Stockholder. Security holders are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

In connection with the Offering, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference in the Company’s shelf registration statement on Form S-3 (File No. 333-186888), previously filed with the Securities and Exchange Commission, relating to the Offering: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K); and (ii) the legal opinion of Davis Polk & Wardwell LLP (including the consent of Davis Polk & Wardwell LLP) (Exhibit 5.1 to this Current Report on Form 8-K).

Recent Events

As disclosed in the Company’s 2012 Annual Report on Form 10-K and prospectus filed on December 13, 2013 in connection with the Offering, the Brazilian regulator (ANEEL) has challenged the parameters of a tariff reset for Eletropaulo which was implemented in July 2012 and retroactive to 2011. ANEEL alleges that during the period between 2007-2011, certain assets that were included in the shielded regulatory asset base should not have been included and that Eletropaulo should refund customers for the return on the disputed assets that were earned during this period. AES owns 16% of the economic interest in Eletropaulo. On December 17, 2013, ANEEL determined (at the administrative level) that adjustments to the shielded regulatory asset base should be made and that Eletropaulo should refund customers in the amount of $272 million made during the period from 2007 to 2011, which refund should be made over a period of up to four years beginning in 2014. The foregoing discussion is subject to Eletropaulo receiving a written order from ANEEL, which is expected in the next several weeks. Eletropaulo believes it has meritorious arguments in this matter and that no adjustments to the shielded regulatory asset base are necessary. Eletropaulo intends to file an action in the Brazilian courts seeking to suspend or overturn ANEEL’s administrative decision, while the merits of the case are litigated in the Brazilian courts.

If Eletropaulo is not successful in suspending or overturning ANEEL’s administrative decision, Eletropaulo will continue to argue the merits of the case in the Brazilian courts. However, in 2013, it is possible the Company may recognize a one-time pre-tax expense for up to $272 million, which translates to $44 million on an ownership adjusted basis (based on AES’ 16% ownership in Eletropaulo), or approximately $0.03- $0.04 Adjusted Earnings per Share (Adjusted EPS, a non-GAAP financial measure). The refund to customers would be paid up to a period of four years starting from July 2014.

We define adjusted EPS as diluted earnings per share from continuing operations excluding gains or losses of the consolidated entity due to (a) unrealized gains or losses related to derivative transactions, (b) unrealized foreign currency gains or losses, (c) gains or losses due to dispositions and acquisitions of business interests, (d) losses due to impairments, and (e) costs due to the early retirement of debt.

Forward-Looking Statements

        This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, those related to the other events disclosed herein under Item 8.01—Other Events—Recent Events. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions. The forward-looking statements contained in Item 8.01—Other Events—Recent Events are subject to risks and uncertainties, such as the ultimate outcome of any future proceedings in the Brazilian courts and general economic conditions and other risks and uncertainties discussed in AES’ filings with the SEC, including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7: Management’s Discussion & Analysis in AES’ 2012 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2013.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Thomas M. O’Flynn
Name:	Thomas M. O’Flynn
Title:	Executive Vice President and Chief Financial Officer

Date: December 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2013.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).